EXHIBIT 10.4


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form F-3 (No 333-117529) and Form S-8 (No 333-110696, 333-100971 and 333-11650) of B.O.S. Better Online Solutions Ltd. of our report dated April 2, 2004, with respect to the financial statements of Surf-Communications Solutions BV. included in this Annual Report on Form 20-F for the year ended December 31, 2004.


Amsterdam, June 27, 2005

/S/ MAZARS PAARDEKOOPER HOFFMAN

MAZARS PAARDEKOOPER HOFFMAN

F.D.N. Walta, RA